UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AETHLON MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

11555 Sorrento Valley Road

Suite 203

San Diego, CA 92121

To Our Stockholders:

You are cordially invited to attend our Annual Meeting of Stockholders, or the Annual Meeting, on Thursday, September 15, 2022 at 8:00 a.m. Pacific Time. We are mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card to stockholders on or about July 27, 2022. In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees and facilitate stockholder participation in the Annual Meeting, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet at https://agm.issuerdirect.com/aemd, with no physical in-person meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on September 15, 2022 to ensure you are logged in when the Annual Meeting starts.

Since our 2021 Annual Meeting of Stockholders we have continued to advance our development plans for the Hemopurifier. Our Early Feasibility Studies for oncology indications and for COVID-19 approved by the U.S. Food and Drug Administration and our COVID-19 trial in India are proceeding and we have treated patients in all three trials.

While we finished our fiscal year ended March 31, 2022 in a strong financial position, we will continue to need to raise funding to continue our clinical trial program. We also will need to recruit additional staff as needed to pursue our goals. Our ability to attract and retain top performing employees, however, is dependent on not only competitive cash compensation but also equity awards. We therefore urge you to vote in favor of the amendment to our 2020 Equity Incentive Plan and other proposals in the attached Proxy Statement.

We appreciate your continued interest and support of the Company.

Sincerely,

/s/ Charles J. Fisher, Jr., M.D.

/s/ Edward G. Broenniman

Charles J. Fisher, Jr., M.D., Chief Executive Officer

Edward G. Broenniman, Chairman of the Board

AETHLON MEDICAL, INC.

11555 SORRENTO VALLEY ROAD, SUITE 203

SAN DIEGO, CA 92121

(619) 941-0360

July 27, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 15, 2022

To Our Stockholders:

An Annual Meeting of Stockholders, or Annual Meeting, of Aethlon Medical, Inc., or the Company, will be held on Thursday, September 15, 2022, at 8:00 a.m., Pacific Time via live webcast at https://agm.issuerdirect.com/aemd. In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees and facilitate stockholder participation in the Annual Meeting, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on September 15, 2022 to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

1.	To elect five persons named in the Proxy Statement that accompanies this notice to serve as directors of our Company (Proposal No. 1);

2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023 (Proposal No. 2);

3.	To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $0.001 per share, from 30,000,000 shares to 60,000,000 shares (Proposal No. 3);

4.	To approve the amendment and restatement of our Articles of Incorporation, as amended (Proposal No. 4);

5.	To approve an amendment to our 2020 Equity Incentive Plan to increase the number of authorized shares under the plan by 1,800,000 shares (Proposal No. 5);

6.	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement (Proposal No. 6);

7.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers (Proposal No. 7); and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on July 22, 2022 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof. We are mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card to stockholders on or about July 27, 2022.

We have fully set forth the proposals in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, our Board of Directors recommends a vote “FOR” each of the nominees named in Proposal 1, “FOR” Proposals 2 through 6, and a vote of “2 YEARS” for Proposal 7.

We cordially invite all stockholders to attend the Annual Meeting via live webcast at https://agm.issuerdirect.com/aemd. Your vote is important. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented at the Annual Meeting. Even though you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares virtually if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on September 15, 2022:

The proxy materials are available at https://agm.issuerdirect.com/aemd.

By Order of our Board of Directors

/s/ James B. Frakes

James B. Frakes, Secretary

AETHLON MEDICAL, INC.

11555 SORRENTO VALLEY ROAD, SUITE 203

SAN DIEGO, CA 92121

(619) 941-0360

__________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 15, 2022

__________________________

VOTING AND PROXY

We are furnishing this Proxy Statement in connection with the solicitation by the Board of Directors of Aethlon Medical, Inc., or the “Company,” “we,” “us” or “our,” of proxies to be used at the Company’s Annual Meeting of Stockholders to be held on be held on Thursday, September 15, 2022, at 8:00 a.m., Pacific Time via live webcast at https://agm.issuerdirect.com/aemd, and at any meeting following adjournment thereof, or the Annual Meeting. A list of stockholders entitled to vote at the virtual Annual Meeting will be available for examination during normal business hours for ten days before the Annual Meeting at our address above. To the extent office access is impracticable due to the COVID-19 pandemic or otherwise, you may contact us at (619) 941-0360 for alternative arrangements.

We are mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card to stockholders on or about July 27, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 15, 2022: The proxy materials are available at https://agm.issuerdirect.com/aemd.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will vote (i) to elect five directors to our Board of Directors (Proposal No. 1), (ii) to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023 (Proposal No. 2), (iii) to approve an amendment to our Articles of Incorporation, as amended, or the Current Articles, to increase the number of authorized shares of our common stock, par value $0.001 per share, from 30,000,000 shares to 60,000,000 shares (Proposal No. 3), (iv) to approve the amendment and restatement of the Current Articles (Proposal No. 4), (v) to approve an amendment to our 2020 Equity Incentive Plan, to increase the number of authorized shares under the plan by 1,800,000 shares (Proposal No. 5), (vi) to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (Proposal No. 6), and (vii) to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers (Proposal No. 7).

How do I attend, participate in, and ask questions during the virtual Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any holder of record of shares of our common stock can attend the virtual Annual Meeting live online at https://agm.issuerdirect.com/aemd. The meeting will start at 8:00 a.m. Pacific Time, on Thursday, September 15, 2022. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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In order to enter the Annual Meeting, you will need your unique control number, which is included on your proxy card if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” The link to access the Annual Meeting will also be available at www.aethlonmedical.com, under the “Investors” tab. We recommend that you log in a few minutes before 8:00 a.m. Pacific Time, on Thursday, September 15, 2022 to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question, you may do so during the Annual Meeting at any time by logging in to https://agm.issuerdirect.com/aemd and entering your unique control number. Once past the login screen, there will be an email address displayed on the web portal. You may then submit your question to that email address when appropriate during the meeting.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on July 22, 2022, which is the record date for the Annual Meeting, or Record Date, are entitled to receive notice of and to vote at the Annual Meeting. Each share of our common stock outstanding at the close of business on the Record Date will be entitled to one vote on all matters properly submitted to a vote at the Annual Meeting. As of the Record Date, there were 16,637,742 shares of common stock outstanding. If you were a stockholder of record of common stock on the Record Date, you will be entitled to vote all of the shares of common stock that you held on that date at the Annual Meeting or any postponements or adjournments of the Annual Meeting. Stockholders who own shares registered in different names or at different addresses may receive more than one proxy card. If you receive multiple proxy cards from us and intend to vote your shares by proxy, you must sign each of the proxy cards received to ensure that all of the shares you own are represented at the Annual Meeting.

Why is our Board of Directors soliciting proxies?

As many of our stockholders may be unable to attend the Annual Meeting virtually, our Board of Directors is soliciting the enclosed proxy so that each stockholder is given an opportunity to vote. The proxy enables each stockholder to vote via proxy on all matters that are scheduled to come before the virtual Annual Meeting. When we have timely received a properly executed proxy card, the stockholder’s shares will be voted at the virtual Annual Meeting according to the stockholder’s directions. We urge stockholders to specify their choices by marking the appropriate boxes on the enclosed proxy card.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, any stockholder who desires to include a proposal in the Proxy Statement and form of proxy for our next Annual Meeting of Stockholders must deliver the proposal in writing to 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121, Attention: Corporate Secretary, no later than March 29, 2023. Any stockholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if delivered to our principal executive offices before May 18, 2023 and after June 17, 2023. You are also advised to review the Company’s amended and restated bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations. The timely submission of a proposal (including a director nomination) does not guarantee its inclusion in the Company’s proxy materials.

What constitutes a quorum?

Stockholders representing not less than thirty-three and one-third percent (33 1/3%) of our issued and outstanding common stock as of the Record Date, present at the Annual Meeting by virtual attendance or represented by proxy at the Annual Meeting, constitute a quorum. Votes cast by proxy or online at the virtual Annual Meeting will be tabulated by the Inspector of Elections in conjunction with information received from our transfer agent. The Inspector of Elections also will determine whether or not a quorum is present.

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Shares that abstain from voting as to a proposal, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a proposal (“broker non-votes”) will be counted for purposes of determining whether a quorum is present at the virtual Annual Meeting but will not be counted towards the vote total for such proposal.

What vote is required to elect the nominees to our Board of Directors?

The affirmative vote of shares representing a majority of a quorum present at the virtual Annual Meeting is required to elect each nominee to our Board of Directors. Abstentions and broker non-votes on this proposal will have the same effect as “Against” votes.

What vote is required to ratify the appointment of the independent auditors?

Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023 will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

What vote is required to approve the amendment to our Current Articles to increase the number of authorized shares of common stock?

The affirmative vote of shares representing a majority of our outstanding shares of common stock is required to amend our Current Articles to increase the number of authorized shares of common stock from 30,000,000 shares to 60,000,000 shares. Abstentions and broker non-votes on this proposal will have the same effect as “Against” votes.

What vote is required to amend and restate the Current Articles?

The affirmative vote of shares representing a majority of our outstanding shares of common stock is required to amend and restate the Current Articles. Abstentions and broker non-votes on this proposal will have the same effect as “Against” votes.

What vote is required to approve the Amended 2020 Plan (as defined in Proposal 5 below)?

The Amended 2020 Plan will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

What vote is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement?

The approval, on an advisory basis, of the compensation of our named executive officers will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

What vote is required to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers?

The frequency receiving the highest number of affirmative votes cast at the virtual Annual Meeting will be considered the frequency preferred by the stockholders. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

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How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-888-693-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 8:00 a.m. Pacific Time on September 15, 2022 to be counted.

•	To vote through the internet prior to the meeting, go to www.cesvote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your internet vote must be received by 8:00 a.m. Pacific Time on September 15, 2022 to be counted.

•	You may attend the virtual Annual Meeting; for more information please see “How do I attend, participate in, and ask questions during the virtual Annual Meeting?” above.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Aethlon. To vote prior to the meeting, simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or other agent. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

How will my shares be voted if I return my proxy card?

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by our Board of Directors.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the Annual Meeting.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your brokerage firm, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, without your instructions your broker or nominee may not vote your shares on Proposal 1, 4, 5, 6 and 7 but may vote your shares on Proposals 2 and 3.

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May I change my vote after I return my proxy card?

Any proxy may be revoked at any time before it is voted at the Annual Meeting by (i) delivering to our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the Annual Meeting by virtual attendance and voting online (although attendance at the virtual meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our principal executive offices at Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121, Attention: Secretary, before the taking of the vote at the Annual Meeting.

Who will bear the costs of this solicitation?

We have retained InvestorCom, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $6,500 plus expenses. The cost of soliciting proxies incurred by us and the proxy solicitation firm, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock, will be borne by us. In addition, our directors, officers and employees may solicit proxies by mail, telephone, facsimile, internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

Where can I find the proxy materials for the Annual Meeting on the internet?

Stockholders may access the following proxy materials at https://agm.issuerdirect.com/aemd: our Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card.

How are proxy materials delivered to households?

We will deliver only one Notice of Annual Meeting of Stockholders, Proxy Statement and annual report to stockholders, as applicable, to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and the annual report to stockholders, as applicable, to a stockholder at a shared address to which a single copy of any such document was delivered upon oral or written request to:

Aethlon Medical, Inc.

Attn: Secretary

11555 Sorrento Valley Road, Suite 203

San Diego, California 92121

Telephone No.: (619) 941-0360

A stockholder may notify us at the above address or phone number that such stockholder wishes to receive a separate Notice of Annual Meeting of Stockholders, Proxy Statement or annual report to stockholders, as applicable, in the future. Stockholders sharing an address may direct to us at the above address or phone number requests for delivery of a single copy of the Notice of Annual Meeting of Stockholders, Proxy Statement or annual report to stockholders, as applicable, if they are receiving multiple copies of such documents.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

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INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 30, 2022, with respect to the ownership of our common stock, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of each class of our capital stock, (ii) each of our directors and director nominees (if any), (iii) each of our named executive officers, and (iv) all of our executive officers and directors as a group. As of such date, we had 15,993,723 shares of our common stock issued and outstanding. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws where applicable, except where otherwise noted:

NAME AND ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)	PERCENT OF BENEFICIAL OWNERSHIP (2)
Greater than 5% Stockholders
None	-	-
Directors and Named Executive Officers
Charles J. Fisher, Jr., MD, Chief Executive Officer and Director
11555 Sorrento Valley Road, Suite 203
San Diego, CA 92121	217,551 (3)	1.3%
Edward G. Broenniman, Chairman and Director
11555 Sorrento Valley Road, Suite 203
San Diego, CA 92121	38,659 (4)	*
Chetan Shah, MD, Director
11555 Sorrento Valley Road, Suite 203
San Diego, CA 92121	53,666 (5)	*
Angela Rossetti, Director 11555 Sorrento Valley Road, Suite 203 San Diego, CA 92121	-	*
Guy F. Cipriani, Senior Vice President, Chief Business Officer and Director 11555 Sorrento Valley Road, Suite 203 San Diego, CA 92121	68,268 (6)	*
Steven P. LaRosa, M.D., Chief Medical Officer and Chief Scientific Officer 11555 Sorrento Valley Road, Suite 203 San Diego, CA 92121	50,368 (7)	*
All Current Directors and Executive Officers as a Group (7 members)	516,753 (8)	3.2%

____________________

*	Less than 1%

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(1)     Calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable by a person within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)     Based on 15,993,723 shares of common stock outstanding as of June 30, 2022.

(3)     Consists of (i) 19,569 shares of common stock and (ii) 197,982 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of June 30, 2022.

(4)     Consists of (i) 37,228 shares of common stock and (ii) 1,431 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of June 30, 2022.

(5)     Consists of (i) 52,918 shares of common stock and (ii) 748 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of June 30, 2022.

(6)     Consists of (i) 17,900 shares of common stock and (ii) 50,368 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of June 30, 2022.

(7)     Consists of 50,368 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of June 30, 2022.

(8)     Consists of (i) the shares described in Notes (3) through (7), (ii) 2,370 shares of common stock held by James B. Frakes, our Chief Financial Officer, Senior Vice President – Finance and Secretary, and (iii) 85,870 shares held by Mr. Frakes subject to stock options that are currently exercisable or will be exercisable within 60 days of June 30, 2022.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The names, ages and positions of our directors and executive officers as of July 15, 2022 are listed below:

NAMES	TITLE OR POSITION(1)	AGE
Charles J. Fisher, Jr.	Chief Executive Officer and Director	76

Edward G. Broenniman	Chairman and Director	86

Angela Rossetti	Director	69

Chetan S. Shah, M.D.	Director	53

Guy F. Cipriani	Senior Vice President, Chief Business Officer and Director	52

James B. Frakes	Chief Financial Officer, Senior Vice President – Finance and Secretary	65

Steven P. LaRosa, M.D.	Chief Medical Officer and Chief Scientific Officer	55

(1)     Our Board of Directors has determined that Mr. Broenniman, Ms. Rossetti and Dr. Shah meet the requirements to be determined as “independent directors” for all purposes, including Compensation Committee and Audit Committee purposes, under the Nasdaq rules and for federal securities law purposes. Dr. Fisher and Mr. Cipriani are not independent as they also function as executive officers.

Certain additional information concerning the individuals named above is set forth below. This information is based on information furnished to us by each individual noted.

Charles J. Fisher, Jr., M.D., Chief Executive Officer and Director

Dr. Fisher has served as a director of the Company since November 2017. Dr. Fisher served as our Chairman from November 2017 until he was appointed our Chief Executive Officer in October 2020. Previously, Dr. Fisher was Executive Chairman and Chief Executive Officer of Seastar Medical, Inc., a biotechnology company, from 2013 to July 2019. Dr. Fisher also has served as Chief Executive Officer of Margaux Biologics, Inc., a biotechnology company, since 2010. Prior to founding Margaux Biologics, he was Chief Medical Officer and Executive Vice President of Cardiome Pharma Corp. from 2005 to 2010, where he led the team that invented, developed, registered vernakalant, a novel, first in class, multi-ion channel drug for atrial fibrillation, Brinavess. Dr. Fisher served as Head, Section of Critical Care Medicine at The Cleveland Clinic Foundation, and has held Professor, Division Chief and director positions at the University of California at Davis Medical Center, Case Western Reserve University and The Cleveland Clinic Foundation. His research in sepsis, inflammation, host defense and endothelial dysfunction led to his recruitment to Eli Lilly & Co., where he led the Xigris (activated Protein C) Global Product Team and successfully registered the first drug approved for the treatment of sepsis. Previously, he was Vice President for Global Pharmaceutical Development at Abbott Laboratories where, among other accomplishments, he guided the registration of Humira. Additionally, Dr. Fisher is a multi-tour combat veteran, with extensive military experience in Special Operations. He has served as a member of the Defense Science Research Council and on DARPA panels, including one focused on universal host defense. Dr. Fisher received his Bachelor’s degree and Medical Degree from Michigan State University. We believe Dr. Fisher is qualified to serve as our director because of his strong background and experience in the life sciences industry and with public companies.

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Edward G. Broenniman, Chairman and Director

Mr. Broenniman has served as a director of the Company since March 1999. He has been the managing director of The Piedmont Group, LLC, a venture advisory firm, since 1978. Mr. Broenniman currently serves on the Boards of two privately held firms. He serves on the Boards of the nonprofit entities, the Dingman Center for Entrepreneurship’s Board of Advisors at the University of Maryland, the National Association of Corporate Directors, National Capital Chapter (Founder, Chair from 2003 to 2005 and director from 2001 to 2014) and the Board of the Association for Corporate Growth, National Capital Chapter. Mr. Broenniman received his MBA from Stanford Graduate School of Business and his BA from Yale University. We believe that Mr. Broenniman is qualified to serve as our director because of his extensive management experience.

Angela Rossetti, Director

Ms. Rossetti has served as a director of the Company since April 2022. She has served as a strategic consultant to Kala Pharmaceuticals, Inc. since October 2021, and from March 2018 to January 2019 was a consultant to Celgene Corporation. From June 2015 through July 2017, Ms. Rossetti held the position of Executive Vice President of Cell Machines, Inc., an early-stage biopharmaceutical company developing novel protein therapies where she assisted with the commercialization of technology for hemophilia and other diseases. Ms. Rossetti has held a number of positions within pharmaceutical commercial development, marketing, communications and finance, including Vice President of a Global Commercial Medicine Team at Pfizer Inc., from 2007 to 2012 where she led a global smoking cessation campaign. Ms. Rossetti previously served on the board of directors of Palatin Technologies, Inc., a public biopharmaceutical company, from June 2013 to December 2020. Ms. Rossetti currently holds positions as an adjunct Assistant Professor of Medical and Pharmaceutical Ethics at New York Medical College and an Adjunct Associate at Albert Einstein College of Medicine. Ms. Rossetti graduated from a joint program of the Albert Einstein College of Medicine and Benjamin N. Cardozo School of Law with an M.S. in Bioethics, has an M.B.A. from Columbia University Graduate School of Business and a B.A. in Biology and English from the University of Pennsylvania. We believe Ms. Rossetti is qualified to serve as our director because of her extensive experience in the pharmaceutical industry.

Chetan S. Shah, M.D., Director

Dr. Shah has served as a director of the Company since June 2013. Dr. Shah is a board certified Otolaryngologist. He is a partner and Board member of the Surgery Center at Hamilton, as well as Physician Management Systems and Princeton Eye & Ear, which he founded in 2009. Dr. Shah serves on the Board of one other private company. He holds teaching positions and serves on multiple hospital committees in the area and is on the Audiology and Speech Language Pathology Committee for the State of New Jersey. Dr. Shah also was a member of the Board of Medical Examiners for the State of New Jersey. Dr. Shah received his Bachelor’s degree and Medical Degree from Rutgers University and Robert Wood Johnson Medical School. We believe that Dr. Shah is qualified to serve as our director because of his medical background as both a board certified Otolaryngologist and a member of various medical boards and hospital committees in New Jersey.

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Guy F. Cipriani, Senior Vice President, Chief Business Officer and Director

Mr. Cipriani has served as a director of the Company since June 2018 and as our Senior Vice President, Chief Business Officer since January 2021. Prior to joining the Company, Mr. Cipriani was Chief Business Officer at Microbion Corporation, a company focused on the development of a new class of antibiotic therapies for difficult to treat and resistant infections, since July 2017. From July 2012 to July 2017, he served as Vice President of Business Development at Cascadian Therapeutics and prior to that role, Mr. Cipriani served as Vice President of Business Development at Cardiome Pharma Corp., or Cardiome. Prior to Cardiome, Mr. Cipriani served as Senior director of Business Development for TransForm Pharmaceuticals, Inc. Mr. Cipriani began his pharmaceutical industry career at Eli Lilly & Company as a member of their Corporate Business Development team where he completed multiple in-licensing and out-licensing transactions for commercial, clinical and preclinical state assets. Mr. Cipriani holds a B.S.E.E., High Honors from Rochester Institute of Technology and an MBA from the Kellogg Graduate School of Management at Northwestern University. We believe that Mr. Cipriani is qualified to serve as our director due to his vast experience in business and transactional development and execution in the life sciences industry.

James B. Frakes, Chief Financial Officer and Senior Vice President – Finance

Mr. Frakes has served as our Chief Financial Officer and Senior Vice President, Finance since January 2008. He previously served as the Chief Financial Officer for Left Behind Games Inc., a start-up video game company. Prior to 2006, he served as Chief Financial Officer of NTN Buzztime, Inc., an interactive entertainment company. Mr. Frakes received an MBA from the University of Southern California and a BA with Honors from Stanford University.

Steven P. LaRosa, M.D., Chief Medical Officer and Chief Scientific Officer

Dr. LaRosa has served as our Chief Medical Officer since January 2021 and as acting Chief Scientific Officer since May 2021. Dr. LaRosa has over 20 years of experience as a practicing physician and infectious disease specialist. Prior to joining Aethlon, Dr. LaRosa served as the Vice President of Clinical Development of Entasis Therapeutics, a spin-out of AstraZeneca focused on pathogen-targeted small molecules to treat serious multidrug-resistant Gram-negative infections. Prior to joining Entasis, Dr. LaRosa was an Attending Physician in the Division of Infectious Disease at Beverly Hospital, a member of Beth Israel Lahey Health. Prior to Beverly Hospital, he was an Attending Physician in the Division of Infectious Diseases at Rhode Island Hospital. Prior to that, Dr. LaRosa was an Associate Staff Physician in the Department of Infectious Disease at the Cleveland Clinic Foundation. He also served as a Clinical Research Physician for Eli Lilly and Company. Throughout his career, Dr. LaRosa has had several academic appointments. Dr. LaRosa holds his M.D. from Boston University School of Medicine and his B.S. in Biology from Boston College. He completed an Internal Medicine Residency and Chief Residency at the Cleveland Clinic Foundation and Infectious Disease Fellowship at Massachusetts General Hospital. He is Board Certified by the ABIM in Internal Medicine and Infectious Disease.

Board of Directors

Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of our Board of Directors are kept informed of our business activities through discussions with our Chief Executive Officer and other executive officers, by reviewing analyses and reports sent to them and by participating in Board and committee meetings. Mr. Broenniman serves as Chairman of our Board and Dr. Fisher as our Chief Executive Officer, and we have not designated a lead independent director. We believe that having the offices of Chairman of our Board and Chief Executive Officer held by two different people is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. Nevada law provides that each director holds office after the expiration of his or her term until a successor is elected and qualified, or until the director resigns or is removed, resulting in a term that extends to our next annual meeting of stockholders. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, on which each of Mr. Broenniman, Ms. Rossetti and Dr. Shah serve as independent directors. Mr. Broenniman is Chair of the Audit Committee, Dr. Shah is Chair of the Compensation Committee and Ms. Rossetti is Chair of the Nominating and Corporate Governance Committee.

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Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented separate committees for the areas of audit, compensation and nomination of directors, annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors and written expectations of management and directors, among other best practices.

Our Board of Directors has determined that three of our five current directors meet the independence requirements of the Nasdaq Capital Market, on which our common stock is listed. In the judgment of our Board of Directors, Dr. Fisher and Mr. Cipriani do not meet such independence standards. In reaching its conclusions, our Board of Directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between our Company and each of the directors, including those discussed under the caption “Certain Relationships and Related Transactions and Director Independence” below. Our Board of Directors determined that any relationships that exist or existed in the past between our Company and each of the independent directors were immaterial on the basis of the information set forth in the above-referenced sections.

Code of Ethics

In February 2005, our Board of Directors approved a “Code of Business Conduct and Ethics,” or the Code, which applies to our principal executive officer, our principal financial officer, our principal accounting officer and persons performing similar tasks. In February 2020, the Board of Directors adopted an amended Code, which is applicable to all of our directors, officers and other employees and which is available on our company website at www.aethlonmedical.com. If we make any substantive amendments to, or grant any waivers from, the Code for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Anti-Hedging Policy and Anti-Pledging Policy

No officer, director, other employee or consultant of the Company may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to the Company’s stock at any time. In addition, no officer, director, other employee or consultant of the Company may margin, or make any offer to margin, or otherwise pledge as security, any of the Company’s stock, including without limitation, borrowing against such stock, at any time.

Board of Directors Meetings and Attendance

During the fiscal year ended March 31, 2022, our Board of Directors held six meetings and took action two times by written consent. Each director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held during the period he or she served as a director, and (2) the total number of meetings held by committees of our Board of Directors on which he or she served. With the exception of Dr. Fisher, who is required to attend our Annual Meeting (this year by virtual attendance), we do not currently have a policy with regard to attendance at annual meetings of stockholders by the remaining members of our Board of Directors. All members of our Board of Directors attended our 2021 Annual Meeting of Stockholders, other Ms. Rossetti who joined our Board of Directors in April 2022.

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Information Regarding Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal year 2022 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Charles J. Fisher, Jr.
Angela Rossetti(1)	X	X	X*
Chetan S. Shah, M.D.	X	X*	X
Edward G. Broenniman(2)	X*	X	X
Guy F. Cipriani
Sabrina Martucci Johnson(3)
Total meetings in fiscal 2022	4	4(4)	1(5)

______________________

*	Committee Chair

(1)     Ms. Rossetti was appointed a member of the Board of Directors, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee effective as of April 1, 2022. Ms. Rossetti was appointed chair of the Nominating and Corporate Governance Committee on April 26, 2022.

(2)     Mr. Broenniman served as chair of the Nominating and Corporate Governance Committee until April 26, 2022.

(3)     Ms. Johnson served as a member of the Board of Directors, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee until her resignation on April 1, 2022.

(4)     In addition to the four meetings, the Compensation Committee took action two times by unanimous written consent in fiscal year 2022.

(5)     In addition to the one meeting, the Nominating and Corporate Governance Committee took action one time by unanimous written consent in fiscal year 2022.

Below is a description of each committee of the Board of Directors.

Audit Committee and Audit Committee Financial Expert

Our Board of Directors formed an Audit Committee in May 1999. Our Board of Directors has determined that Mr. Broenniman, due to his professional experience business acumen and independence, meets the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) under Regulation S-K, promulgated under the Exchange Act.

Each of the members of the Audit Committee has a basic understanding of finance and accounting and is able to read and understand fundamental financial statements. Our Board of Directors has determined that each of the members of the Audit Committee meets the independence requirements applicable to audit committee members of Nasdaq Capital Market companies. The Audit Committee has the authority to appoint, review and discharge our independent registered public accounting firm. The Audit Committee reviews the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and our system of internal controls, reports the results of their review to the full Board of Directors and to management and recommends to the full Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has adopted a charter, which can be found on our website under “Investor Relations – Corporate Governance.” The reference to or inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2022 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the Securities and Exchange Commission, or SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022.

Audit Committee

Edward G. Broenniman, Chair

Angela Rossetti

Chetan S. Shah, M.D.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee approves or makes recommendations to our Board of Directors on decisions concerning compensation of the executive management team and non-employee directors and administers our stock-based incentive compensation plans. The Chairman establishes meeting agendas after consultation with other committee members. Our Chief Executive Officer and other members of management regularly discuss our compensation issues with Compensation Committee members. Subject to Compensation Committee review, modification and approval, our Chief Executive Officer typically makes recommendations respecting bonuses and equity incentive awards for the other members of the executive management team. The Compensation Committee establishes all bonus and equity incentive awards for all executive members of the management team. Our Board of Directors has determined that all members of the Compensation Committee meet the independence requirements applicable to Nasdaq Capital Market companies.

With respect to calendar year 2022, our Compensation Committee considered compensation information provided by Anderson Pay Advisors LLC, or Anderson, a compensation consultant, in determining cash compensation and equity awards. Anderson provided competitive compensation data showing that our cash and equity compensation were and made cash and equity compensation recommendations designed to compensate our officers and directors in line with the 50% range for similarly situated companies.

The Compensation Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The reference to or inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include:

•	overseeing our corporate governance functions on behalf of our Board of Directors;

•	making recommendations to our Board of Directors regarding corporate governance issues;

•	identifying and evaluating candidates to serve as directors of our Company consistent with criteria approved by our Board of Directors;

•	selecting director candidates or recommending such candidates to our Board of Directors for selection; and

•	reviewing and evaluating the performance of our Board of Directors.

Director Nominations

Criteria for Board of Directors Membership

The Nominating and Corporate Governance Committee is responsible for reviewing nominees for director and recommending to our Board of Directors those persons who the committee believes would beneficially impact our Company as directors. The Nominating and Corporate Governance Committee considers many factors when evaluating candidates for director, including depth and breadth of experience, business acumen, character, diversity, independent thinking, understanding of our business and the industry in which we operate and willingness to commit adequate time and attention to being a director. The Nominating and Corporate Governance Committee also considers the needs of our Company and our Board of Directors, in particular, in assessing candidates. The Nominating and Corporate Governance Committee seeks to ensure that a majority of our directors satisfy the criteria for being deemed independent under Nasdaq rules applicable to us, that members of our Audit Committee meet the financial literacy and sophistication requirements under applicable Nasdaq rules and that at least one of those members qualifies as an “audit committee financial expert” under SEC rules.

The objective of the Nominating and Corporate Governance Committee is to maintain a board comprised of individuals of the highest personal character, integrity and ethical standards, reflecting a broad range of professional backgrounds, skills and experience relevant to our business. The biography shown above for each director nominee includes many of the factors that the Nominating and Corporate Governance Committee considered important in determining that the nominee should serve as a director of our Company. The Nominating and Corporate Governance Committee considers diversity as one of many factors in identifying board nominees. Such diversity includes personal characteristics such as race and gender, as well as diversity in background and skills that relate to our Board of Director’s performance of its responsibilities. The Nominating and Corporate Governance Committee does not assign criteria specific weight when reviewing candidates and may not apply the same criteria to all prospective nominees.

Identification and Evaluation of Nominees

The Nominating and Corporate Governance Committee believes we are well-served by our current directors. Unless special circumstances arise or the Nominating and Corporate Governance Committee makes a material change in the criteria for board membership, the Nominating and Corporate Governance Committee typically will nominate incumbent directors who continue to be qualified, and willing, to act as directors. If an incumbent director does not stand for re-election, or to fill a vacancy on our Board of Directors between annual stockholder meetings, the Nominating and Corporate Governance Committee will search for potential board candidates who meet the criteria for selection as a nominee and have specific desirable qualities or skills. Also, from time to time our Board of Directors may determine to increase its size and add directors with special skills and/or experience relevant and useful to us at our particular stage of development. Director candidates will be selected based on recommendations and feedback from members of our Board of Directors, our senior management and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references. At least one member of the Nominating and Corporate Governance Committee will interview candidates, and all members of our Board of Directors will meet with candidates deserving serious consideration. Then the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and will determine whether to recommend to our Board of Directors that a particular candidate be appointed to fill a current vacancy on our Board of Directors or be presented for the approval of the stockholders, as appropriate.

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Stockholder Nominations

The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director using the same criteria discussed above and will determine, based on those criteria, whether or not to recommend those nominees to our Board of Directors. Any such nominations should be submitted to the Nominating and Corporate Governance Committee, Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121 and should include the following information:

•	all information relating to such nominee that is required to be disclosed pursuant to the Exchange Act, and such person’s written consent to a background check, to being named in the proxy statement as a nominee, and to serving as a director, if elected;

•	the names and addresses of the stockholder(s) making the nomination and the number of shares of our common stock that are owned beneficially and of record by such stockholder(s); and

•	appropriate biographical information and a statement as to the qualification of the nominee, including the nominee’s specific experience, qualifications, attributes, or skills, addressing the relevance and benefit to our Company of such experience, qualifications, attributes, and/or skills at our particular stage of development.

Nominations should be submitted in the timeframe described under the question “When are stockholder proposals and director nominations due for next year’s annual meeting?” above.

The Nominating and Corporate Governance Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The reference to or inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Communication with our Board of Directors

Any stockholders wishing to communicate with our Board of Directors about any matter involving the business or operations of our Company should send the communication in writing to the Secretary, Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121. Our Secretary will promptly deliver such communications directly to each member of our Board of Directors.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

There are no arrangements or understandings between any two or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

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Board Diversity

The Board Diversity Matrix below provides the diversity statistics for our Board of Directors.

Board Diversity Matrix (As of July 15, 2022)
Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3	–	1
Part II: Demographic Background
African American or Black	–	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	-–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	1	2	–	–
Two or More Races or Ethnicities	–	1	–	–
LGBTQ+	–
Did Not Disclose Demographic Background	1

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EXECUTIVE AND DIRECTOR COMPENSATION

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow the Company to provide less detail about its executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2022 fiscal year executive compensation program for our named executive officers and certain decisions related to our 2023 fiscal year compensation program.

Our named executive officers (principal executive officer and up to our next two highest compensated executive officers other than the principal executive officer) for the fiscal year ended March 31, 2022 are:

•	Charles J. Fisher, Jr., M.D., our Chief Executive Officer

•	Steven P. LaRosa, M.D., our Chief Medical Officer and Chief Scientific Officer

•	Guy F. Cipriani, our Senior Vice President, Chief Business Officer

Executive Summary of 2022 Fiscal Year Compensation Changes and 2022 Fiscal Year Equity Grants

•	Dr. Fisher’s annual base salary was increased to $460,000, effective as of January 1, 2022.

•	Dr. Fisher received a cash bonus for the fiscal year ended March 31, 2022 in the amount of $215,000 as a result of achieving certain milestones in his employment contract.

•	Dr. Fisher, Dr. LaRosa and Mr. Cipriani received performance cash bonuses for the fiscal year ended March 31, 2022 in the amounts of $215,000, $160,000 and $136,000, respectively.

•	On June 28, 2021, Dr. Fisher was granted an option to purchase 266,888 shares of common stock, at an exercise price of $5.17 per share, as a result of achieving certain milestones in his employment contract.

•	On February 10, 2022, Dr. Fisher, Dr. LaRosa and Mr. Cipriani were granted options to purchase 192,600 shares, 100,200 shares and 100,200 shares of common stock, respectively, each at an exercise price of $1.41 per share.

Narrative Disclosure to Executive Summary

The three principal components of our executive compensation program for our named executive officers in our fiscal year 2022 are base salary, executive cash bonus, and long-term incentive equity compensation. We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee considered compensation information provided by Anderson in determining cash compensation and equity awards to recommend to the Board for its approval, including a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. At the beginning of calendar year 2020, Anderson provided competitive compensation data indicating that our cash and equity compensation were well below the median of similarly situated companies, our executive cash and executive compensation was at 17% of similarly situated companies and our director cash and executive compensation was also at approximately 35% of similarly situated companies. The increases in cash and bonus compensation in calendar years 2020, 2021 and 2022 were designed to move our executive and director compensation closer to 50% of similarly situated companies.

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Base Salary

Base salary provides financial stability and security to our named executive officers through a fixed amount of cash for performing job responsibilities. Each of the named executive officers’ 2021 and 2022 calendar year base salaries are listed in the table below, which reflects the Compensation Committees’ review of the data provided by Anderson and the Compensation Committee’s goal of setting salaries, cash bonuses and equity compensation to be at the 50% range for comparable companies.

Executive Cash Bonuses

In the fiscal year ended March 31, 2022, the Compensation Committee approved the following cash bonuses based on a review of the data provided by Anderson and the achievements of the Company in that fiscal year:

Executive	Cash Bonus Paid
Charles J. Fisher, Jr., M.D.	$215,000
Steven P. LaRosa, M.D.	$160,000
Guy F. Cipriani	$136,000

Dr. Fisher also received an additional cash bonus for the fiscal year ended March 31, 2022 in the amount of $215,000 as a result of achieving certain milestones in his employment contract.

Equity-Based Incentive Awards

Individual stock option grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity amongst executives and market data provided by Anderson.

The following table summarizes all compensation for fiscal years 2022 and 2021 earned by our named executive officers.

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SUMMARY COMPENSATION TABLE FOR 2022 AND 2021 FISCAL YEARS

NAMED EXECUTIVE OFFICER AND PRINCIPAL POSITION	FISCAL YEAR ENDED MARCH 31,	SALARY ($)	BONUS ($)	OPTION AWARDS ($) (1)	NON- EQUITY INCENTIVE PLAN COMPENSATION ($) (2)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Charles J. Fisher, Jr., M.D. (3)	2022	436,250	--	1,611,646	430,000	--	2,477,896
CHIEF EXECUTIVE OFFICER	2021	180,821	--	294,120	--	--	474,941
Steven P. LaRosa, M.D. (4)	2022	421,107	--	137,274	160,000	74,233(5)	792,614
CHIEF MEDICAL OFFICER and Chief Scientific Officer	2021	100,000	100,000(6)	280,449	--	--	480,449
Guy F. Cipriani (7)	2022	340,000	--	137,274	136,000	159,606(8)	772,880
Senior Vice President, Chief Business Officer	2021	85,000	--	280,449	--	--	365,449

(1)     In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions, or ASC 718. Assumptions used in the calculation of these amounts are included in our consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2022. These amounts do not reflect the actual economic value that will be realized by our named executive officer upon the vesting, exercise, or the sale of the shares of common stock underlying such awards.

(2)     Amounts shown represent performance bonuses earned in fiscal year 2022, which were paid in cash in February 2022. With respect to Dr. Fisher, the amount shown consists of a (i) cash bonus in the amount of $215,000 earned in fiscal year 2022 as a result of achieving certain milestones in his employment contract, which was paid in cash in June 2021, and (ii) performance bonus earned in fiscal year 2022, which was paid in cash in February 2022.

(3)     Dr. Fisher was appointed as our Chief Executive Officer effective October 30, 2020.

(4)     Dr. LaRosa was appointed as our Chief Medical Officer on January 4, 2021 and as our Chief Scientific Officer effective May 1, 2021.

(5)     Consists of moving expenses paid on behalf of Dr. LaRosa, including a tax gross-up, in connection with his relocation to our headquarters in San Diego, CA per the terms of his employment agreement and as approved by the Board.

(6)     Represents a signing bonus paid to Dr. LaRosa in the fiscal year ended March 31, 2021 per the terms of his employment agreement.

(7)     Mr. Cipriani was appointed as our Senior Vice President, Chief Business Officer on January 4, 2021.

(8)     Consists of moving expenses paid on behalf of Mr. Cipriani, including a tax gross-up, in connection with his relocation to our headquarters in San Diego, CA per the terms of his employment agreement and as approved by the Board.

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Employment Contracts

The Company appointed Charles J. Fisher, Jr., M.D., as the Chief Executive Officer of the Company effective as of October 30, 2020. Pursuant to his appointment, Dr. Fisher resigned from his role as Chairperson of the Board and the Board approved an employment agreement with Dr. Fisher, or the Fisher Employment Agreement, which provides for an initial annual base salary of $430,000. In February 2022, Dr. Fisher’s annual base salary was increased to $460,000. Dr. Fisher will also be eligible for an annual discretionary cash bonus, or the Annual Performance Bonus, to be approved by the Board, or the Compensation Committee of the Board, to be determined in the sole discretion of the Board, or the Compensation Committee, based upon the Company’s and Dr. Fisher’s achievement of objectives and milestones to be determined on an annual basis by the Board, or Compensation Committee.

Under the terms of the Fisher Employment Agreement, if Dr. Fisher is terminated by the Company without cause or resigns for good reason, he is entitled to receive (i) continued payment of his then current base salary for the first twelve (12) months after the date of termination, paid over the Company’s regular payroll schedule, (ii) a lump sum amount equal to Dr. Fisher’s target annual performance bonus for the year of termination, pro-rated based on the ratio that the number of days from the beginning of the calendar year in which such termination occurs through the date of termination bears to 365, based on actual achievement of Company goals for such bonus and such pro-rated year, as determined by the Board in its sole discretion, (iii) accelerated vesting of 50% of Dr. Fisher’s unvested equity awards as of the date of such termination date shall be deemed immediately vested and exercisable as of Dr. Fisher’s last day of employment, and (iv) reimbursement of COBRA healthcare premium costs for the same level of coverage he had during employment until the earlier of (a) up to twelve months, (b) the expiration of Dr. Fisher’s eligibility for the continuation coverage, or (c) until the date Dr. Fisher becomes eligible for substantially equivalent healthcare coverage through another source.

In addition, in the event of a strategic transaction, as defined in the Fisher Employment Agreement, completed within two years of Dr. Fisher’s commencement of employment with the Company, Dr. Fisher was eligible for a cash bonus equal to 50% of his then annual base salary and an additional equity grant such that Dr. Fisher’s equity interest in the Company is then equal to three percent. The option will be subject to standard four-year vesting, subject to full vesting if Dr. Fisher is terminated in connection with the strategic transaction. In order to earn the cash bonus, Dr. Fisher must either: (i) remain in continuous employment with the Company through the date of the strategic transaction, or (ii) have been terminated by the Company without cause within the sixty (60) day period immediately preceding the strategic transaction. The Compensation Committee determined that Dr. Fisher had earned this cash bonus and stock grant as of June 2021.

On January 4, 2021, we entered into an employment agreement with Dr. LaRosa that provides for an initial annual base salary of $400,000. Dr. LaRosa’s base salary was increased by the Compensation Committee to $430,000, effective May 1, 2021 when he was given the additional title of Chief Scientific Officer. In addition, we granted Dr. LaRosa a one-time signing bonus of $100,000, subject to repayment if Dr. LaRosa leaves the Company prior to two years of completed service. Further, Dr. LaRosa was eligible to receive reimbursement for up to $50,000 in relocation expenses pursuant to the terms of his employment agreement. In addition, the agreement provides that Dr. LaRosa is eligible for an annual cash performance bonus for each year with a target amount of 40% of Dr. LaRosa’s then-current annual base salary. Whether Dr. LaRosa receives an annual bonus for any given year, and the amount of any such annual bonus, will be determined in the discretion of our Board of Directors (or the Compensation Committee thereof). The agreement also provides that if Dr. LaRosa’s employment is terminated without cause, or if he resigns for good reason (each as defined in the agreement), then Dr. LaRosa will be entitled under his agreement to continue to receive his annual base salary and payment of premiums for continuation of healthcare benefits for a period of 12 months following such termination.

On January 1, 2021, we entered into an employment agreement with Mr. Cipriani that provides for an initial annual base salary of $340,000. Further, Mr. Cipriani was eligible to receive reimbursement for up to $75,000 in relocation expenses pursuant to the terms of his employment agreement. In addition, the agreement provides that Mr. Cipriani is eligible for an annual cash performance bonus for each year with a target amount of 40% of Mr. Cipriani’s then-current annual base salary. Whether Mr. Cipriani receives an annual bonus for any given year, and the amount of any such annual bonus, will be determined in the discretion of our Board of Directors (or the Compensation Committee thereof). The agreement also provides that if Mr. Cipriani’s employment is terminated without cause, or if he resigns for good reason (each as defined in the agreement), then Mr. Cipriani will be entitled under his agreement to continue to receive his annual base salary and payment of premiums for continuation of healthcare benefits for a period of 12 months following such termination.

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Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth certain information concerning equity awards granted to our named executive officers that remained outstanding as of March 31, 2022.

	OPTIONS AWARDS
	Grant	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underling Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration
Name	Date	(#)		(#)	(#)	($)	Date
Charles J. Fisher, Jr., M.D.,	10/30/20	84,689	(1)	154,433	--	1.34	10/29/30
Chief Executive Officer	6/28/21	--	(2)	266,888	--	5.17	6/27/31
	2/10/22	--	(3)	192,600	--	1.41	2/9/32

Steven P. LaRosa, M.D.,	1/4/21	35,258	(4)	85,625	--	2.52	1/3/31
Chief Medical Officer and Chief Scientific Officer	2/10/22	--	(5)	100,200	--	1.41	2/9/32

Guy F. Cipriani, MBA,	1/4/21	35,258	(6)	85,625	--	2.52	1/3/31
Chief Business Officer	2/10/22	--	(7)	100,200	--	1.41	2/9/32

(1)     This option is subject to vesting at a rate of 25% on the one year anniversary of the grant date of October 30, 2020, then monthly over the following 36 months, subject to Dr. Fisher’s continued service with the Company.

(2)     This option is subject to vesting at a rate of 25% on the one year anniversary of the grant date of June 28, 2021, then monthly over the following 36 months, subject to Dr. Fisher’s continued service with the Company.

(3)     This option is subject to vesting at a rate of 25% on the one year anniversary of the grant date of February 10, 2022, then monthly over the following 36 months, subject to Dr. Fisher’s continued service with the Company.

(4)     This is option is subject to vesting at a rate of 25% on the one year anniversary of the grant date of January 4, 2021, then monthly over the following 36 months, subject to Dr. LaRosa’s continued service with the Company.

(5)     This is option is subject to vesting at a rate of 25% on the one year anniversary of the grant date of February 10, 2022, then monthly over the following 36 months, subject to Dr. LaRosa’s continued service with the Company.

(6)     This is option is subject to vesting at a rate of 25% on the one year anniversary of the grant date of January 4, 2021, then monthly over the following 36 months, subject to Mr. Cipriani’s continued service with the Company.

(7)     This is option is subject to vesting at a rate of 25% on the one year anniversary of the grant date of February 10, 2022, then monthly over the following 36 months, subject to Mr. Cipriani’s continued service with the Company.

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Director Compensation for 2022 Fiscal Year

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to our then non-employee directors for the fiscal year ended March 31, 2022.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Edward G. Broenniman (2)	96,750	50,000	146,750
Chetan S. Shah, M.D. (3)	63,750	50,000	113,750
Sabrina M. Johnson (4)	51,250	50,000	101,250
Angela Rossetti (5)	–	–	–

(1)     In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in our consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2022. These amounts do not reflect the actual economic value that will be realized by our directors upon the vesting, exercise, or the sale of the shares of common stock underlying such awards.

(2)     In the fiscal year ended March 31, 2022, Mr. Broenniman earned $30,000 in cash compensation for his services to us as non-executive Chairman and $66,750 related to his role as a member of our Compensation Committee, and as the chair of our Audit Committee and of our Nominating and Corporate Governance Committee, for an aggregate amount of $96,750. Mr. Broenniman also received restricted stock units, or RSUs, valued at $50,000 for his ongoing service as a Board member pursuant to our Amended and Restated Non-Employee Director Compensation Policy, or Director Compensation Policy. As of March 31, 2022, Mr. Broenniman had outstanding options to purchase 1,431 shares of common stock.

(3)     In the fiscal year ended March 31, 2022, Dr. Shah earned $63,750 for his role as a director, a member of our Audit Committee, Compensation Committee and Nominating and Governance Committee and as the chair of our Compensation Committee. Dr. Shah also received RSUs valued at $50,000 for his ongoing service as a Board member pursuant to our Director Compensation Policy. As of March 31, 2022, Dr. Shah had outstanding options to purchase 748 shares of common stock.

(4)     In the fiscal year ended March 31, 2022, Ms. Johnson earned $51,250 for her roles as a director and a member of our Audit Committee, Compensation Committee and Nominating and Governance Committee. Ms. Johnson also received RSUs valued at $50,000 for her ongoing service as a Board member pursuant to our Director Compensation Policy. Ms. Johnson resigned as a member of our Board of Directors, effective as of April 1, 2022.

(5)     Ms. Rossetti became a member of our Board of Directors, Audit Committee, Compensation Committee and Nominating and Governance Committee, effective as of April 1, 2022.

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Non-Employee Director Compensation Policy

We maintain a Director Compensation Policy, in which only non-employee directors may participate, pursuant to which such non-employee directors are entitled to receive cash and equity compensation for their service on the Board of Directors and its committees. Under the Director Compensation Policy in effect during the fiscal year ended March 31, 2022, a newly appointed or elected eligible director will receive an initial grant of RSUs with a grant date fair value of $75,000 or, at the discretion of our Board of Directors, options to acquire shares of common stock with a grant date fair value of $75,000 based on the average of the closing prices of the common stock for the five trading day period ending on the date of grant and will vest at a rate determined by the Board of Directors in its discretion, typically in equal quarterly installments over one year.

In addition, under the Director Compensation Policy, at the beginning of each fiscal year, each continuing director eligible to participate will receive a grant of RSUs with a grant date fair value of $50,000 or, at the discretion of our Board of Directors, options to acquire shares of common stock with a grant date fair value of $50,000 based on the average of the closing prices of the common stock for the five trading day period ending on the date of grant and will vest at a rate determined by the Board of Directors in its discretion, typically in equal quarterly installments over one year.

Under the Director Compensation Policy in effect during the fiscal year ended March 31, 2022, in lieu of per meeting fees, eligible directors will receive an annual board retainer fee of $35,000 (which was increased to $40,000 effective as of February 10, 2022), as well as the following annual retainer fees: Audit Committee Chair - $15,000, Compensation Committee chair - $15,000, Nominating Committee chair - $8,000, Audit Committee member - $7,500, Compensation Committee member - $7,500 and Nominating Committee member - $5,000. Additionally, the Chairperson of the Board will receive an additional annual board retainer fee of $30,000.

On April 1, 2021, pursuant to the terms of the Director Compensation Policy, the Compensation Committee granted an RSU in the amount of 24,295 shares of common stock under the 2020 Plan (as defined in Proposal 5 below), to each non-employee director of the Company. The RSUs were subject to vesting in four equal quarterly installments on June 30, September 30, December 31, 2021, and March 31, 2022, subject to the recipient’s continued service with the Company on each such vesting date.

Additionally, as of April 1, 2022, pursuant to the terms of the Director Compensation Policy, the Compensation Committee approved the grant of RSUs under the Director Compensation Policy to each of our non-employee directors of the Company then serving on the Board, with each such grant subject to stockholder approval of the Amended 2020 Plan at the Annual Meeting. For additional information, please see “Proposal 5 – New Plan Benefits under Amended 2020 Plan”.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes all transactions since April 1, 2020, and all proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. In making such decisions our Audit Committee considers and approves or disapproves any related party transaction as defined under SEC Regulation Item 404, to the extent required by SEC regulations.

Employment Arrangements

We currently have written employment agreements with our executive officers. For information about our employment agreements with our named executive officers, refer to “Executive and Director Compensation — Employment Contracts.”

Equity Awards Granted to Executive Officers and Directors

We have granted stock options and RSUs to our executive officers and directors. For information about our grants of stock option awards and RSUs to our named executive officers and our directors, refer to “Executive and Director Compensation — Director Compensation for 2022 Fiscal Year” and “Executive and Director Compensation — Non-Employee Director Compensation Policy.”

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SUMMARY EQUITY COMPENSATION PLAN DATA

EQUITY COMPENSATION PLANS

Equity Compensation Plans

Summary equity compensation plan data

The following table sets forth information, as of March 31, 2022, about our equity compensation plans in effect as of that date:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (2)	1,664,666	$2.27	12,250

Equity compensation plans not approved by security holders (3)	–	–	--

Totals	1,664,666	$2.27	12,250

(1)     Net of equity instruments forfeited, exercised or expired.

(2)     Excludes RSU grants to our officers and directors during the fiscal year ended March 31, 2022, since all of the shares underlying the RSU’s had been issued during that fiscal year and there were no outstanding RSUs as of March 31, 2022.

(3)     As of March 31, 2022, we did not have any equity compensation plans that were not approved by our stockholders.

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PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL #1 – ELECTION OF DIRECTORS

A board of five directors is to be elected at the virtual Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

The five nominees selected by our Board of Directors are listed below, with the ages listed as of July 15, 2022. Each of the nominees must receive the vote of a majority of a quorum present at the Annual Meeting to be elected. Abstentions and broker non-votes on this proposal will have the same effect as “Against” votes.

The proxy holders intend to vote proxies equally for the nominees, unless otherwise instructed on the proxy card. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card.

If at the time of the Annual Meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by our Board of Directors. All of the nominees are currently directors of our Company. All of the nominees have consented to serve if elected. Our Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected. We believe the current number of directors is appropriate given our stage of development. The proxies cannot be voted for more than five persons, the number of nominees presented for election.

Directors elected at the Annual Meeting will hold office for a term of one year and until their successors have been elected and qualified, or until any earlier resignation or removal. Listed below are the nominees for our Board of Directors. Please see “Information About Our Board of Directors and Executive Officers” for additional information concerning the individuals named below, which is based on information furnished to us by each individual noted.

Nominee	Age	Position
Edward G. Broenniman	86	Chairman and Director
Guy F. Cipriani	52	Senior Vice President, Chief Business Officer and Director
Charles J. Fisher, Jr., M.D.	76	Chief Executive Officer and Director
Angela Rossetti	69	Director
Chetan S. Shah, M.D.	53	Director

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR OUR BOARD OF DIRECTORS.

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PROPOSAL #2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Baker Tilly US, LLP, or Baker Tilly, as our Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

On November 1, 2020, we were notified that the audit practice of Squar Milner LLP, or Squar Milner, the independent registered public accounting firm that audited the Company’s financial statements since 2001, was combined with Baker Tilly in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner joined Baker Tilly, either as employees or partners of Baker Tilly. On November 1, 2020, Squar Milner resigned as auditors of the Company and the Audit Committee of the Company’s Board of Directors engaged Baker Tilly as the Company’s independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Baker Tilly regarding the Company’s financial statements for the fiscal years ended March 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

From April 1, 2020 through November 1, 2020, the date of resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused it to make reference to such disagreement in its reports.

Representatives of Baker Tilly are expected to be present at the virtual Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Company’s bylaws nor other governing documents or law require stockholder ratification of the selection of Baker Tilly as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Baker Tilly to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain Baker Tilly. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the interests of the Company and its stockholders.

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The following table presents fees for professional services billed by Baker Tilly during the fiscal years ended March 31, 2022 and 2021:

	Fiscal Year 2022		Fiscal Year 2021
Audit Fees(1)		$167,494		$139,828
Audit Related Fees(2)	$	‒	$	‒
Tax Fees(3)	$	‒		$16,515
All Other Fees(4)	$	‒	$	‒
Total Fees		$167,494		$156,343

(1)     Audit fees include fees for professional services rendered in connection with the audit of our annual financial statements for fiscal years 2022 and 2021 and for reviews of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)     Audit related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.” No such fees were incurred during fiscal years 2022 or 2021.

(3)     Tax Fees include the aggregate fees billed during fiscal year 2022 and 2021 for professional services for preparation of income tax returns.

(4)     All Other Fees consist of fees paid for products and services other than the services reported above. No such fees were billed by Baker Tilly for fiscal 2022 or 2021.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

Our Audit Committee of the Board of Directors is responsible for pre-approving all audit, audit-related, tax and other permitted non-audit services to be performed for us by our independent auditor. The Audit Committee approved all of the services for which Baker Tilly billed us as set forth in the above table.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF BAKER TILLY US, LLP AS DESCRIBED ABOVE.

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PROPOSAL #3 –APPROVAL OF AMENDMENT TO OUR CURRENT ARTICLES TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 SHARES TO 60,000,000 SHARES

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Current Articles to increase the number of authorized shares of our common stock from 30,000,000 shares to 60,000,000 shares. If the stockholders approval this Proposal 3, the increase in the number of authorized shares of our common stock will become effective upon the filing of an amendment to our Current Articles with the Nevada Secretary of State, or such later effective date and time as is specified in the filing in accordance with the Nevada Revised Statutes, or NRS. If the amendment to our Current Articles to increase the number of authorized shares of our common stock is approved by stockholders at the Annual Meeting, we intend to file the amendment to our Current Articles as soon as practicable following the Annual Meeting.

The form of the text of the amendment to our Current Articles (which would be filed with the Nevada Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Appendix A to this Proxy Statement (subject to any changes required by applicable law).

If both this Proposal 3 and the A&R Articles (as defined below) presented in Proposal 4 are approved by the stockholders of the Company, then only the A&R Articles (which include the same increase in authorized shares of Common Stock as this Proposal 3) will be filed with the Nevada Secretary of State.

Outstanding Shares and Purpose of the Proposal

Upon approval of this Proposal 3, our Articles of Incorporation would authorize us to issue a maximum of 60,000,000 shares of common stock, par value $0.001 per share. Our issued and outstanding securities, as of the Record Date are as follows:

Shares of common stock	As of July 22, 2022
Outstanding	16,637,742
Issuable upon exercise of warrants outstanding	576,738
Issuable upon exercise of options outstanding	1,650,548
Issuable upon vesting of RSUs outstanding	0
Reserved for future grants, awards and issuances under our 2020 Equity Incentive Plan (1)	27,650
Outstanding on a fully diluted basis (2)	18,892,679 (3)

(1)     Includes the 1,800,000 share increase contemplated by Proposal 5.

(2)     Assuming all shares reserved under our current equity compensation plan are granted.

(3)     Does not include shares that may be issued under the At the Market Offering Agreement with H.C. Wainwright & Co., LLC, dated March 24, 2022.

The approval of the amendment to our Current Articles to increase the number of authorized shares of our common stock is important for our ongoing business. Without additional authorized shares of common stock, (i) we may not be able to raise additional financing which is needed to fund our ongoing clinical and research programs, (ii) we may not be able to attract and retain key employees, officers and directors, and (iii) we may not be able to make possible strategic acquisitions, although no such acquisitions are currently contemplated.

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The increase in the number of authorized shares of common stock may be available for our Board of Directors to issue in future financings, to provide equity incentives to employees, officers and directors, to make stock-based acquisitions and for other general corporate purposes, and we intend to use the additional shares of common stock that will be available to undertake any such issuances. Other than our At The Market Offering Agreement with H.C. Wainwright & Co., LLC, dated March 24, 2022, we have at this time no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. We are therefore requesting our stockholders to approve this proposal to amend our Current Articles to increase the number of our authorized shares of common stock.

Rights of Additional Authorized Shares

Any additional authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the common stock, nor do they have cumulative voting rights. Accordingly, should the Board of Directors issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding common stock could be reduced.

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and ownership interest of current stockholders. The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board of Directors from taking any such actions that it deems to be consistent with its fiduciary duties.

Vote Required

The affirmative vote of shares representing a majority of our outstanding shares of common stock is required to amend our Current Articles to increase the number of authorized shares of common stock from 30,000,000 shares to 60,000,000 shares. Abstentions and broker non-votes on this proposal will have the same effect as “Against” votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF an amendment to our Current Articles to increase the number of authorized shares of our common stock from 30,000,000 shares to 60,000,000 shares.

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PROPOSAL #4 – APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR CURRENT ARTICLES

Background

Our Board of Directors has unanimously approved the amendment and restatement of our Current Articles (as proposed to be amended and restated, the “A&R Articles”) to enhance the corporate governance of the Company and align our articles of incorporation with what we believe to be appropriate corporate governance standards.

We believe that our Current Articles, which were originally adopted in 1991, may be considered to be outdated. While we have amended these articles of incorporation over the years, the operative provisions largely remain unchanged and the amendments that we have filed have never merged with the original articles of incorporation into a consolidated document. Our Board of Directors has also considered administrative and conforming changes to align our articles of incorporation with current provisions of the NRS.

In addition, the Current Articles do not include certain provisions that are frequently included in charters for public companies, such as mandatory exculpation and indemnification (to the extent permitted by the NRS), forum selection, provisions opting out of Nevada’s “anti-takeover” statutes and a provision enhancing the flexibility of the Board of Directors with respect to declaring and making distributions to stockholders.

The full text of the proposed A&R Articles is set forth in Appendix B to this Proxy Statement. This general description of the A&R Articles is qualified in its entirety by reference to the full text of the proposed A&R Articles.

If both this Proposal 4 and the amendment to increase the number of our authorized shares of common stock presented in Proposal 3 are approved by the stockholders of the Company, then only the A&R Articles (which include the same increase in authorized shares of common stock as presented in Proposal 3) will be filed with the Nevada Secretary of State.

Comparison of Stockholder Rights Before and After Adoption of the A&R Articles

Because of differences between the Current Articles and A&R Articles, the adoption of the A&R Articles will effect certain changes in the rights of our stockholders. Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of its articles of incorporation or bylaws or otherwise, which measures are designed to reduce vulnerability to unsolicited takeover attempts. Certain provisions of the A&R Articles which may have such an effect are listed and discussed below. It should be noted, however, that these provisions were not proposed to prevent such a change in control, and our Board of Directors is not aware of any present attempt to acquire control of the Company, or to obtain representation on our Board of Directors.

Listed in the matrix below are the most significant differences between the rights of our stockholders under the Current Articles and under the A&R Articles. Defined terms set forth in the matrix have the meanings given them in the Current Articles or A&R Articles, as applicable.

Current Articles		A&R Articles
Article IX Directors shall be elected by a vote of such majority of a quorum of the Corporation’s shareholders present at any meeting held for the election of directors.	Election of Directors	Article VI The board of directors shall be elected in such manner as shall be provided in the bylaws of the Corporation.

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Article XII

Without limiting the powers or authority now or hereafter conferred upon the Corporation by its Articles of Incorporation or By-Laws, or by Nevada law, the Corporation shall possess and may exercise all powers of indemnification of its officers, directors, employees, agents and other persons, and all powers and authority incidental thereto (including, without limitation, to advance expenses and to purchase and maintain insurance in that connection), without regard to whether or not such powers and authority are specifically provided for by Nevada corporation law. The Corporation’s Board of Directors is hereby authorized and empowered on behalf of the Corporation and without stockholder action, to exercise all of the Corporation’s powers of indemnification.

Exculpation and Indemnification

Article VI

A. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

B. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such directors or officers in their respective capacities as directors or officers of the Corporation must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

C. Any repeal or modification of this Article VI approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between this Article and any other article of the Corporation’s articles of incorporation, the terms and provisions of this Article shall control.

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Mandatory Forum for the Adjudication of Disputes

Article VII

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative, and including any claim or counterclaim (each, an “Action”): (a) against the Corporation or any of its directors or officers that (i) asserts a cause of action under the laws of the United States, (ii) could be properly commenced in either a federal forum or a forum of the State of Nevada or any other state, and (iii) is brought by or in the name or on behalf of (A) the Corporation, (B) any stockholder of the Corporation, or (C) any subscriber for, or purchaser or offeree of, any shares of the capital stock or other securities of the Corporation; and (b) brought in the name or right of the Corporation or on its behalf that asserts a cause of action (i) for or based upon any breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation in such capacity to the Corporation or the Corporation’s stockholders, (ii) arising under, or to interpret, apply, enforce or determine the validity of, any provision of the Corporation’s articles of incorporation or bylaws or the applicable provisions of the NRS (including, without limitation, NRS Chapters 75, 78 and 92A), or (iii) governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the sole and exclusive forum for such Action and in the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.

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Inapplicability of Certain Nevada Statutes

Article VIII

At such time, if any, as the Corporation becomes a “resident domestic corporation” (as defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes. In accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, as amended from time to time, or any successor statutes, relating to acquisitions of controlling interests in the Corporation, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

Special Provisions Regarding Distributions

Article IX

Notwithstanding anything to the contrary in the articles of incorporation or the bylaws of the corporation, the corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

A summary of the above-listed changes, and the reasons our Board of Directors is recommending such changes, is set forth below. The summary below and above-listed changes are not exhaustive of all differences or a complete description of the differences described, and are qualified in their entirety to the full text of the Current Articles and the proposed A&R Articles.

Election of Directors

The A&R Articles replaces the fixed majority voting standard for director elections in our original articles of incorporation with a more flexible provision that places the voting standard for director elections in our bylaws. The Board of Directors believes that establishing the voting standard for director elections in our bylaws, which are more readily amended than our articles of incorporation, makes our corporate governance more flexible and responsive to changes over time and the interests of the Company and our stockholders. Our amended and restated bylaws currently provide for the election of directors by a plurality of the votes cast, which is the default statutory voting standard under Nevada law and which will become the standard for director elections if the A&R Articles are approved.

Exculpation and Indemnification

The Board of Directors believes that replacing Article XII of the Current Articles with Article VI of the A&R Articles would allow the Company to attract and retain the services of highly qualified individuals as directors and officers, by providing for mandatory exculpation and indemnification of directors to the extent permitted by the NRS.

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Under NRS 78.138, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless: (a) the presumptions of the Nevada “business judgment rule” (as codified in NRS 78.138(3)) has been rebutted, and (b) it is proven that (i) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (ii) such breach involved intentional misconduct, fraud or a knowing violation of law.

Further, a corporation may indemnify, pursuant to NRS 78.7502, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement, unless and only to the extent that the court determines the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Any indemnification pursuant to NRS 78.7502 does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in the person’s official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court pursuant to the NRS or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that the director’s or officer’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

Mandatory Forum for the Adjudication of Disputes

The A&R Articles would add a new Article VII to provide generally that, to the fullest extent permitted by law, and unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, will be the sole and exclusive forum for certain actions, claims and proceedings involving the Company, and in the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, then any other state district court located in the State of Nevada will be the sole and exclusive forum for such action. In the event that no state district court in the State of Nevada has jurisdiction over any such action, then a federal court located within the State of Nevada will be the sole and exclusive forum for such action.

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The Board of Directors believes that Nevada courts are best suited to address disputes involving such matters given that the Company is incorporated in Nevada and the Nevada courts have more experience and expertise in dealing with complex corporate issues related to Nevada law. By adopting an exclusive forum provision, the Company seeks to assure the application of a relatively familiar body of law and level of judicial expertise and to promote efficiency in the resolution of any such claims. By ensuring that the types of claims specified in the Article VII of the A&R Articles are brought in a Nevada court, the Company and its stockholders would, among other things, avoid costly and duplicative litigation, the risk that Nevada law would be misapplied by a court in another jurisdiction and the risk of inconsistent outcomes when two similar cases proceed in different courts. At the same time, the Board of Directors believes, among other things, that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the Company determines that its interests and those of its stockholders would best be served by permitting applicable claims to proceed in a forum other than the Nevada courts. For these reasons, among others, the Board of Directors believes that generally providing for Nevada as the exclusive forum for such claims is advisable to, and in the best interests of, the Company, including its Stockholders.

The Board of Directors understands that Article VII of the A&R Articles may limit a stockholder’s ability to bring certain claims, including claims against our directors, officers or employees, in a judicial forum that the stockholders finds favorable and therefore Article VII of the A&R Articles may discourage lawsuits with respect to such claims. Although some plaintiffs might prefer to litigate matters in various other forums because another court may be more convenient for them or more favorable for their claims, among other reasons, the Board of Directors believes that Article VII of the A&R Articles would provide substantial benefits to the Company as a whole, including its stockholders, as discussed above, that outweigh these concerns.

Inapplicability of Certain Nevada Statutes

The A&R Articles would add a new Article IX to specifically exempt the Company from application of Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 through 78.444, inclusive) and Nevada’s “acquisition of controlling interest” statutes (NRS 78.378 through 78.3793, inclusive).

Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 through 78.444, inclusive) prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination (or the transaction by which such person becomes an “interested stockholder”) in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Further, in the absence of prior approval, certain restrictions may apply even after such two-year period. However, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then-outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” These statutes generally apply to Nevada corporations with 200 or more stockholders of record. However, a Nevada corporation may elect in its articles of incorporation not to be governed by these particular laws, subject to certain limitations. Article IX of the A&R Articles includes such an election.

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Nevada’s “acquisition of controlling interest” statutes (NRS 78.378 through 78.3793, inclusive) contain provisions governing the acquisition of a controlling interest in certain Nevada corporations. These “control share” laws provide generally that any person that acquires a “controlling interest” in certain Nevada corporations may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights. Article IX of the A&R Articles (as well as our amended and restated bylaws) provide that these statutes do not apply to us or any acquisition of our common stock. Absent such provisions in our governing documents, these laws would apply to us as of a particular date if we were to have 200 or more stockholders of record (at least 100 of whom have addresses in Nevada appearing on our stock ledger at all times during the 90 days immediately preceding that date) and do business in the State of Nevada directly or through an affiliated corporation, unless our articles of incorporation or bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise. These laws provide that a person acquires a “controlling interest” whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the NRS, would enable that person to exercise (1) one-fifth or more, but less than one-third, (2) one-third or more, but less than a majority or (3) a majority or more, of all of the voting power of the corporation in the election of directors. Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply.

Special Provisions Regarding Distributions

The A&R Articles would add a new Article IX to specifically allow a distribution that otherwise would be prohibited by NRS 78.288(2)(b). NRS 78.288 provides that a board of directors may authorize and the corporation may make distributions to its stockholders. However, except as otherwise specifically allowed by the articles of incorporation, NRS 78.288(2)(b) provides that no distribution may be made if, after giving effect to such distribution, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Article IX of the A&R Articles would make the specific allowance contemplated by NRS 78.288(b), giving the Board of Directors greater flexibility to declare and make distributions in accordance with Nevada law.

Effect of the Amendment and Restatement

If the stockholders approve the A&R Articles, the A&R Articles will become effective on the date they are filed with the Nevada Secretary of State, or such later effective date and time as is specified in the filing in accordance with the NRS. We expect the A&R Articles to become effective as soon as practicable following the Annual Meeting.

Vote Required

The affirmative vote of shares representing a majority of our outstanding shares of common stock is required to amend and restate the Current Articles. Abstentions and broker non-votes on this proposal will have the same effect as “Against” votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR CURRENT ARTICLES.

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PROPOSAL #5 – APPROVAL OF AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN

The Board of Directors are requesting stockholder approval of an amendment to the Aethlon Medical, Inc. 2020 Equity Incentive Plan, as originally adopted by our Board of Directors on February 6, 2020, and approved by our stockholders on September 15, 2020, or the 2020 Plan. The 2020 Plan is the successor to the Aethlon Medical, Inc. Amended 2010 Stock Incentive Plan, or the 2010 Plan.

Our Board of Directors has amended the 2020 Plan, subject to stockholder approval to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 1,800,000 shares. We refer to the Amended 2020 Plan, as so amended, as the “Amended 2020 Plan” throughout this Proxy Statement. References in this proposal to our Board of Directors include the Compensation Committee of the Board where applicable.

A description of the material terms of the Amended 2020 Plan are summarized below. The key difference between the terms of the 2020 Plan and the Amended 2020 Plan are that the Amended 2020 Plan provides that an additional 1,800,000 shares may be issued pursuant to stock awards granted under the Amended 2020 Plan.

In this Proposal 5, our Board of Directors is requesting stockholder approval of the Amended 2020 Plan, including the increase to the number of shares of common stock authorized for issuance under the Amended 2020 Plan by 1,800,000 shares. If stockholder approval of this Proposal 5 is obtained, and subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will not exceed 3,642,556 shares. As July 15, 2022, approximately 27,650 shares remained available for grants of future awards under the 2020 Plan. Our Board of Directors believes that the Amended 2020 Plan is an integral part of our long-term compensation philosophy and the Amended 2020 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.

Why We Are Asking Our Stockholders to Approve the Amended 2020 Plan

 We are seeking stockholder approval of the Amended 2020 Plan to allow us to grant stock options, restricted stock unit awards and other awards, at levels determined by the Board of Directors, which will enable us to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Requested Shares

If this Proposal 5 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will not exceed 3,642,556 shares, which is the sum of (i) 1,670,000 shares originally approved upon the adoption of the 2020 Plan, plus (ii) 1,800,000 new shares, plus (iii) the 2010 Plan’s remaining available reserve as of the effective date of the 2020 Plan; plus, (iv) the number of shares subject to currently outstanding awards under the 2010 Plan that are eligible to return to the Amended 2020 Plan, if any, as such shares become available from time to time (as further described below in “Description of the Amended 2020 Plan—Shares Available for Awards” and no future grants may be made under the 2010 Plan).

Stockholder Approval

If this Proposal 5 is approved by our stockholders, the Amended 2020 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 5, the Amended 2020 Plan will not become effective and the 2020 Plan will remain in effect.

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Why You Should Vote to Approve the Amended 2020 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board of Directors believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. Therefore, the Board of Directors believes that the Amended 2020 Plan is in the best interests of our business and our stockholders and unanimously recommends a vote in favor of this Proposal 5.

The Amended 2020 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote retention through the reward of long-term Company performance.

We Carefully Manage the Use of Equity Awards and Dilution is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

The Size of Our Share Reserve Request is Reasonable

As of July 15, 2022, approximately 27,650 shares remained available for grants of future awards under the 2020 Plan. If stockholder approval of this Proposal 5 is obtained, and subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will increase by 1,800,000 shares. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are an important component of our overall compensation program.

Vote Required

At the Annual Meeting, the stockholders are being asked to approve the Amended 2020 Plan. The Amended 2020 Plan will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

Description of the Amended 2020 Plan

The material features of the Amended 2020 Plan are described below. The following description of the Amended 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2020 Plan. Stockholders are urged to read the actual text of the Amended 2020 Plan in its entirety, which is attached to this Proxy Statement as Appendix C.

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Purpose

The Amended 2020 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our common stock. The Amended 2020 Plan is also designed to align employees’ interests with stockholder interests.

Successor to 2010 Plan

The Amended 2020 Plan is the successor to the 2010 Plan (also referred to as the “Prior Plan” in this Proposal 5).

Types of Awards

The terms of the Amended 2020 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will not exceed 3,642,556 shares, which is the sum of (i) 1,670,000 shares originally approved upon the adoption of the 2020 Plan, plus (ii) 1,800,000 new shares, plus (iii) the number of shares, if any, available for future grant under the Prior Plan as of the date of the 2020 Annual Meeting; plus, (iv) shares subject to stock options or other awards granted under the Prior Plan that on or after the 2020 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

Shares issued under our Amended 2020 Plan will be authorized but unissued or reacquired shares of our common stock. Shares subject to awards granted under our Amended 2020 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our Amended 2020 Plan. Additionally, shares issued pursuant to awards under our Amended 2020 Plan that we repurchase or that are forfeited, as well as shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award, will become available for future grant under our Amended 2020 Plan.

Eligibility

Under the terms of the Amended 2020 Plan, all of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended 2020 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2020 Plan only to our (including our affiliates’) employees.

As of July 15, 2022, we (including our affiliates) had 14 employees and three non-employee directors who would be eligible to participate in the Amended 2020 Plan.

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Administration

The Amended 2020 Plan will be administered by our Compensation Committee or our Board of Directors, which may in turn delegate some or all of the administration of the Amended 2020 Plan to a committee or committees composed of members of the Board of Directors, or the Plan Administrator.

Subject to the terms of the Amended 2020 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards and the terms and conditions of awards granted under the Amended 2020 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2020 Plan.

The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

In addition, subject to the terms of the Amended 2020 Plan, the Plan Administrator also has the power to modify outstanding awards under our Amended 2020 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.

Dividends and Dividend Equivalents

The Amended 2020 Plan provides that dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a restricted stock award or restricted stock unit award, as determined by the Board and specified in the Award Agreement.

Stock Options

Stock options may be granted under the Amended 2020 Plan pursuant to stock option agreements. The Amended 2020 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended 2020 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value. The closing price of our common stock as reported on the Nasdaq Capital Market on July 15, 2022 was $1.05 per share.

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The term of stock options granted under the Amended 2020 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 5 as “continuous service”) terminates (other than for cause (as defined in the Amended 2020 Plan) or the participant’s death or disability (as defined in the Amended 2020 Plan)), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any common stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2020 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Amended 2020 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2020 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2020 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2020 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third-party financial institution for value.

Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs.

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No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2020 Plan is 5,463,834, which is 150% of the Share Reserve of the Amended 2020 Plan.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2020 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the Amended 2020 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2020 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended 2020 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may also be granted under the Amended 2020 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

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Performance Awards

The Amended 2020 Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of certain performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

Performance goals under the Amended 2020 Plan will be established by the Board of Directors for the performance period based upon performance criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board of Directors (i) in an award agreement at the time an award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Board of Directors will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board of Directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in an award agreement or the written terms of a performance cash award.

Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the Amended 2020 Plan. Subject to the terms of the Amended 2020 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other awards.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of our common stock subject to the Amended 2020 Plan; (ii) the class(es) and maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of shares of our common stock and the exercise, strike or purchase price per share of our common stock subject to outstanding awards.

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Corporate Transaction and Change in Control

The Amended 2020 Plan provides that in the event of a corporate transaction, as defined in the Amended 2020 Plan, the following provisions will apply to outstanding stock awards, unless otherwise provided in a stock award agreement or any other written agreement between us and a participant, or unless otherwise expressly provided by the administrator at the time of grant of a stock award:

•	Any stock awards outstanding under the Amended 2020 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company).

•	If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction).

•	If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

•	In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder provided in the stock award, if applicable. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

In addition, the Board has the sole and complete discretion to determine to accelerate vesting and exercisability of all or any awards in the event of a corporate transaction.

Under the Amended 2020 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as defined in the Amended 2020 Plan, as may be provided in the stock award agreement for such stock award or in any other written agreement between us and a participant, but in the absence of such a provision, no such acceleration will occur.

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Plan Amendments and Termination

The Board will have the authority to amend or terminate the Amended 2020 Plan at any time. However, except as otherwise provided in the Amended 2020 Plan, no amendment or termination of the Amended 2020 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2020 Plan as required by applicable law and listing requirements. No ISOs may be granted after the tenth anniversary of the date the Board approved the Amended 2020 Plan. No awards may be granted under our Amended 2020 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2020 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2020 Plan. The Amended 2020 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2020 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

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For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award to recognize ordinary income as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award, structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

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The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2020 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits under Amended 2020 Plan

The following tables set forth certain information regarding the contingent grants to be made under the Amended 2020 Plan, contingent upon approval of the Amended 2020 Plan by the stockholders at the Annual Meeting.

Restricted Stock Units:

Name and Position	RSUs (1)
Edward G. Broenniman	34,247
Chetan S. Shah, M.D.	34,247
Angela Rossetti	51,370

(1)     As of April 1, 2022, pursuant to the terms of the Director Compensation Policy, the Compensation Committee of the Board of Directors approved the grant of the annual RSUs under the Director Compensation Policy to each of the two non-employee directors of the Company then serving on the Board and a new grant for the newly appointed director, with each such grant subject to stockholder approval of the Amended 2020 Plan at the Annual Meeting. The Director Compensation Policy provides for a grant of stock options or $50,000 worth of RSUs at the beginning of each fiscal year for current directors then serving on the Board and for a grant of stock options or $75,000 worth of RSUs for a newly elected director, with each RSU priced at the average for the closing prices for the five days preceding and including the date of grant, or $1.46 per share as of April 1, 2022. The two then-current eligible directors each was granted a contingent RSU in the amount of 34,247 shares under the 2020 Plan and the newly appointed director received a contingent RSU grant for 51,370 shares under the 2020 Plan. The contingent RSUs are subject to vesting in three installments, 50% on September 30, 2022, and 25% on each of December 31, 2022, and March 31, 2023, subject to stockholder approval of the Amended 2020 Plan at the Annual Meeting and subject to the recipient’s continued service with the Company on each such vesting date.

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Stock Options:

Name and Position	Number of Stock Options
Omar Merhi, Ph.D., Vice President of Clinical Operations & Regulatory Affairs	61,600 (1)

(1)     Includes contingent stock options granted on March 14, 2022, with an exercise price of $1.21 per share, the fair market value on the date of grant. The stock options are subject to vesting over a four-year period, with 25% vesting on the one-year anniversary of the vesting commencement date, and the remainder vesting monthly thereafter in equal increments for 36 months, subject in each case to the optionee’s continuous service through such vesting dates and approval of the Amended 2020 Plan by the stockholders at the Annual Meeting.

Future grants to our named executive officers are subject to approval of our Board of Directors or the applicable committee. Awards granted under the Amended 2020 Plan to our named executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2020 Plan, and other than stated above, our Board of Directors and our Compensation Committee have not granted any awards under the Amended 2020 Plan subject to stockholder approval of this Proposal 5. Accordingly, the benefits or amounts that will be received by or allocated to our named executive officers and other employees under the Amended 20202 Plan are not determinable.

Plan Benefits under the Amended 2020 Plan

The following table shows, for each of the named executive officers and the various groups indicated below, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the 2020 Plan since it became effective through March 31, 2022:

Name and Position	Shares Subject to Stock Awards under the 2020 Plan
Charles J. Fisher, Jr., MD, Chief Executive Officer and Director	698,610
Steven P. LaRosa, M.D., our Chief Medical Officer and Chief Scientific Officer	221,083
Guy F. Cipriani, our Chief Business Officer	221,083
All current executive officers as a group	1,382,449
All current directors who are not executive officers as a group	2,179
All current employees, including current officers who are not executive officers, as a group	1,663,769

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDED 2020 PLAN.

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PROPOSAL #6 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2016 Annual Meeting of Stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every other year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract, retain and motivate talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, our Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board of Directors of the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board of Directors and, accordingly, our Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

The approval, on an advisory basis, of the compensation of our named executive officers will be approved if more votes are cast in favor of this proposal than are cast against it. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL #7 – ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act requires that we provide stockholders with the opportunity, at least once every six years, to vote, on a non-binding, advisory basis, for their preference as to how frequently to hold future advisory votes on the compensation of our named executive officers as disclosed in our Proxy Statement.

Currently, consistent with the preference expressed by the stockholders at the Company’s 2016 Annual Meeting of Stockholders, the policy of the Board is to solicit a non-binding, advisory vote on the compensation of our named executive officers every two years. Accordingly, the Company is again asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, the Board recommends that the stockholders select a frequency of every two years.

After considering the benefits and consequences of each alternative, the Board of Directors recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the stockholders once every two years.

In formulating its recommendation, our Board of Directors considered that given the nature of our compensation programs, a biennial vote would permit our stockholders to provide us with their input on our compensation philosophy, policies and practices while also giving us time to evaluate the effects of our compensation program on performance over a longer period.

This vote is advisory, which means that the vote on executive compensation is not binding on us or our Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders. The Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. However, because this vote is advisory and not binding on us, the Compensation Committee or our Board of Directors may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF “EVERY 2 YEARS” FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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OTHER MATTERS

Our Board of Directors does not know of any matters to be brought before the Annual Meeting other than those referred to in this Proxy Statement. If any matters that are not specifically set forth in this Proxy Statement properly come before the Annual Meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

You may obtain copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, without charge by writing to the Secretary, Aethlon Medical, Inc., 11555 Sorrento Valley Road, Suite 203, San Diego, California 92121. You also can find our Annual Report on Form 10-K on our website at www.aethlonmedical.com.

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PROXY

AETHLON MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 15, 2022

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” all of the nominees for director named in Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 6, and “2 YEARS” for Proposal 7.

The stockholder(s) represented herein appoint Charles J. Fisher, Jr., M.D. and James B. Frakes, and each of them, proxies with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of Aethlon Medical, Inc. (the “Company,” or “our”) to be held virtually at https://agm.issuerdirect.com/aemd, on September 15, 2022, at 8:00 a.m. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy. To access the virtual meeting, you must have your control number and other information that is printed on the reverse side of this form.

Proposal 1		FOR	AGAINST	ABSTAIN
Election of directors:
	Edward G. Broenniman	☐	☐	☐
	Guy F. Cipriani	☐	☐	☐
	Charles J. Fisher, Jr., M.D.	☐	☐	☐
	Angela Rossetti	☐	☐	☐
	Chetan S. Shah, M.D.	☐	☐	☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $0.001 per share, from 30,000,000 shares to 60,000,000 shares.	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	To approve the amendment and restatement of our Articles of Incorporation, as amended.	☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN
	To approve an amendment to our 2020 Equity Incentive Plan, to increase the number of authorized shares under the plan by 1,800,000 shares.	☐	☐	☐

Proposal 6		FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

Proposal 7		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers	☐	☐	☐	☐

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PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

COMPANY ID:	PROXY NUMBER:	ACCOUNT NUMBER:

Signature ______________________________________	Date______________________

Signature _______________________________________	Date______________________

Note: Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign.

If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer and affix corporate seal.

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Appendix A

Article V of the Company’s Articles of Incorporation, as amended to date, is hereby amended to read in its entirety as follows:

“Article V. Common Stock and Voting.

The Corporation shall have the authority to issue an aggregate of sixty million (60,000,000) shares, with a par value of $0.001 per share. All shares will be of the same class, designated ‘common’ shares, with the same rights. Shares may be issued only as fully paid and non-assessable, and may be issued at such times, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Each common share shall be entitled to one vote concerning all matters as to which the Corporation’s stockholders shall be entitled to vote. The Corporation’s common stock shall not be subject to assessment to pay any debts of the Corporation.”

B-1

Appendix B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

AETHLON MEDICAL, INC.

ARTICLE I

NAME

The name of the Corporation is Aethlon Medical, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT AND REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The Corporation may engage in any lawful act, activity or business for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV

CAPITAL STOCK

A.       The total authorized capital stock of the Corporation shall consist of Sixty Million (60,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”).

B.       Except as otherwise provided by the Nevada Revised Statutes (the “NRS”), a record holder of Common Stock shall be entitled to one vote for each share of Common Stock so held. No holder of Common Stock shall have the right to cumulate votes. The holders of Common Stock shall not have any conversion, redemption or preemptive rights. The holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors of the Corporation (the “Board of Directors”) out of assets legally available therefor. Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held.

C.       The capital stock of the Corporation, after consideration for the issuance thereof has been paid in money, property, or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any other purpose, no stock issued as fully paid shall ever be assessable or assessed, and these articles of incorporation shall not be amended in this respect.

B-2

ARTICLE V

GOVERNING BOARD

The members of the governing board of the Corporation are styled as directors. The board of directors shall be elected in such manner as shall be provided in the bylaws of the Corporation. The number of directors may be changed from time to time in such manner as provided in the bylaws of the Corporation.

ARTICLE VI

EXCULPATION AND INDEMNIFICATION

A.       The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

B.       In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such directors or officers in their respective capacities as directors or officers of the Corporation must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

C.       Any repeal or modification of this Article VI approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between this Article and any other article of the Corporation’s articles of incorporation, the terms and provisions of this Article shall control.

ARTICLE VII

MANDATORY FORUM FOR THE ADJUDICATION OF DISPUTES

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative, and including any claim or counterclaim (each, an “Action”): (a) against the Corporation or any of its directors or officers that (i) asserts a cause of action under the laws of the United States, (ii) could be properly commenced in either a federal forum or a forum of the State of Nevada or any other state, and (iii) is brought by or in the name or on behalf of (A) the Corporation, (B) any stockholder of the Corporation, or (C) any subscriber for, or purchaser or offeree of, any shares of the capital stock or other securities of the Corporation; and (b) brought in the name or right of the Corporation or on its behalf that asserts a cause of action (i) for or based upon any breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation in such capacity to the Corporation or the Corporation’s stockholders, (ii) arising under, or to interpret, apply, enforce or determine the validity of, any provision of the Corporation’s articles of incorporation or bylaws or the applicable provisions of the NRS (including, without limitation, NRS Chapters 75, 78 and 92A), or (iii) governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the sole and exclusive forum for such Action and in the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.

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ARTICLE VIII

INAPPLICABILITY OF CERTAIN NEVADA STATUTES

At such time, if any, as the Corporation becomes a “resident domestic corporation” (as defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes. In accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, as amended from time to time, or any successor statutes, relating to acquisitions of controlling interests in the Corporation, shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE IX

SPECIAL PROVISIONS REGARDING DISTRIBUTIONS

Notwithstanding anything to the contrary in the articles of incorporation or the bylaws of the corporation, the corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

*        *        *        *

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Appendix C

Aethlon Medical, Inc.

2020 Equity Incentive Plan

Adopted by the Board of Directors: February 6, 2020

Approved by the Stockholders: September 15, 2020

Amended by the Board: March 24, 2022

Approved by the Stockholders: ______________, 2022

TABLE OF CONTENTS

Page

1. General	C-1
2. Shares Subject to the Plan	C-1
3. Eligibility and Limitations	C-2
4. Options and Stock Appreciation Rights	C-3
5. Awards Other Than Options and Stock Appreciation Rights	C-6
6. Adjustments upon Changes in Common Stock; Other Corporate Events	C-7
7. Administration	C-9
8. Tax Withholding	C-11
9. Miscellaneous	C-12
10. Covenants of the Company	C-15
11. Additional Rules for Awards Subject to Section 409A	C-15
12. Severability	C-18
13. Termination of the Plan	C-18
14. Definitions	C-18

1.             General.

(a)              Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

(b)              Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(c)              Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d)              Adoption Date. The Plan will come into existence on the Adoption Date. No Award may be granted under the Plan prior to the Adoption Date. Any Award granted prior to the Effective Date is contingent upon timely receipt of stockholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements.

2.             Shares Subject to the Plan.

(a)              Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 3,642,556 shares, which number is the sum of: (i) 1,670,000 shares originally approved upon the adoption of the 2020 Plan, plus (ii) 1,800,000 new shares, plus (iii) the Prior Plan’s Available Reserve; plus, (iii) the number of Returning Shares, if any, as such shares become available from time to time.

(b)              Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 150% of the Share Reserve.

(c)              Share Reserve Operation.

(i)              Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

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(ii)            Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii)           Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3.             Eligibility and Limitations.

(a)              Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b)              Specific Award Limitations.

(i)              Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)            Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)           Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv)            Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c)              Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

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4.             Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a)              Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b)              Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c)              Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i)              by cash or check, bank draft or money order payable to the Company;

(ii)             pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)           by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)             if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

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(v)              in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d)              Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e)              Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i)              Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii)             Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f)               Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)              Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h)              Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

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(i)              three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)            12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii)           18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv)            18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i)               Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j)               Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k)              Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

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5.             Awards Other Than Options and Stock Appreciation Rights.

(a)              Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i)              Form of Award.

    (1)           RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

    (2)           RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii)             Consideration.

    (1)           RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

    (2)           RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii)            Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

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(iv)             Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)              Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).

(vi)             Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b)              Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c)              Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6.             Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)              Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

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(b)              Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)              Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)              Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)             Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii)            Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

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(iv)             Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d)              Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e)              No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.             Administration.

(a)              Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b)              Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)              To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award.

(ii)             To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii)            To settle all controversies regarding the Plan and Awards granted under it.

(iv)            To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

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(v)              To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi)             To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)           To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)          To submit any amendment to the Plan for stockholder approval.

(ix)            To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x)              Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)            To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii)           To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

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(c)              Delegation to Committee.

(i)              General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)            Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d)              Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e)              Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.             Tax Withholding

(a)              Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

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(b)              Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c)              No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d)              Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.             Miscellaneous.

(a)              Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b)              Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c)              Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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(d)              Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e)              No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f)               Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g)              Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h)              Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i)               Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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(j)               Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k)              Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l)               Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans.

(m)            Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.

(n)              Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o)              Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to conflict of law principles that would result in any application of any law other than the law of the State of California.

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10.          Covenants of the Company.

(a)              Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.          Additional Rules for Awards Subject to Section 409A.

(a)              Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b)              Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i)              If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii)             If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii)           If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

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(c)              Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i)              Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

    (1)           If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

    (2)           If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii)            Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

    (1)           In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

    (2)          If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

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    (3)           The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d)              Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i)              If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii)             If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e)              If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i)              Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii)            The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii)           To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

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(iv)            The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12.          Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.          Termination of the Plan.

The Board may suspend or terminate the Plan at any time.

No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date.

No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.          Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)              “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)              “Adoption Date” means the date the Plan, as amended is approved by the Board.

(c)              “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d)              “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e)              “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

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(f)               “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g)              “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h)              “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i)               “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j)               “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i)               any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii)             there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)           the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)            there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)             individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(k)              “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l)               “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m)            “Common Stock” means the common stock of the Company.

(n)              “Company” means Aethlon Medical, Inc., a Nevada corporation.

(o)              “Compensation Committee” means the Compensation Committee of the Board.

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(p)              “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q)              “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r)              “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)              a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii)             a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)            a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)             a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(s)              “Director” means a member of the Board.

(t)               “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

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(u)              “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v)              “Effective Date” means the date of the annual meeting of stockholders of the Company held in 2022 provided this Plan is approved by the Company’s stockholders at such meeting.

(w)             “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x)              “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y)              “Entity” means a corporation, partnership, limited liability company or other entity.

(z)              “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb)          “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i)              If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)             If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)            In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

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(cc)            “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd)          “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee)            “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff)             “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg)           “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh)           “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.

(ii)             “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

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(jj)             “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk)          “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll)             “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm)         “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn)           “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo)            “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp)            “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(qq)            “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr)            “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss)            “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt)             “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

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(uu)          “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(vv)           “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww)           “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx)            “Plan” means this Aethlon Medical, Inc. 2020 Equity Incentive Plan.

(yy)            “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz)            “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa)          “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.

(bbb)          “Prior Plan” means the Aethlon Medical, Inc. Amended 2010 Stock Incentive Plan.

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(ccc)          “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(ddd)          “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(eee)         “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(fff)           “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A)  are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B)  are not issued because such stock award or any portion thereof is settled in cash; (C)  are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(ggg)         “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(hhh)        “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(iii)            “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(jjj)            “Rule 405” means Rule 405 promulgated under the Securities Act.

(kkk)        “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(lll)            “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(mmm)      “Securities Act” means the Securities Act of 1933, as amended.

(nnn)         “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(ooo)          “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

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(ppp)          “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(qqq)          “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(rrr)          “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(sss)          “Trading Policy” means the Company’s Pre-Clearance Policy permitting officers, directors and other employees to buy or sell Company shares on the open market only after pre-clearance, as set forth in the policy, subject to the terms of the Pre-Clearance Policy, as in effect from time to time.

(ttt)            “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(uuu)         “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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